Commitments and Contingencies - Bolivia Purchase Commitments (Detail) - Bolivia $ in Thousands	Dec. 31, 2021 USD ($)
Long-term Purchase Commitment [Line Items]
2022	$ 12,043
2023	2,110
2024	2,110
2025	2,110
2026	$ 2,110